Income Taxes - Paragraphs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Income Taxes
Net operating loss carry forward for federal income tax	$ 92,527
Total state net operating loss carry forward	106,537
Foreign net operating loss carry forward	91,881
Federal AMT credit	16
Valuation allowance	24,218	$ 27,308	$ 8,757
Undistributed earnings for foreign subsidiaries	4,527	3,100
Unrecognized tax benefits	$ 0	$ 0	$ 0